NOTE

$500,000.00	November 15, 2012
New York, New York

FOR VALUE RECEIVED, the undersigned, THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK LAS VEGAS, LLC, a Nevada limited liability company, and STK ATLANTA, LLC, a Georgia limited liability company, (hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), hereby jointly and severally promise to pay to the order of HERALD NATIONAL BANK (the "Bank") Five hundred thousand and 00/100 DOLLARS ($500,000.00) or if less, the unpaid principal amount of the Loan made by the Bank to the Borrowers on the date hereof, in the amounts and at the times set forth in the Credit Agreement, dated as of October 31, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers and the Bank, and to pay interest from the date of the making of such Loan on the principal balance of such Loan from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Bank located at 58 South Service Road, Suite 120, Melville, New York 11747, or at such other place or other matter as the Bank may designate in writing from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

The Loan evidenced by this Note is prepayable in the amounts, and under the circun1Stances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Bank is hereby ·authorized to record on the schedule annexed hereto, and any continuation sheets which the Bank may attach hereto, (a) the date of the Loan made by the Bank, (b) the amount thereof, and (c) each payment or prepayment of the principal of, each such Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrowers to repay the Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Loan as set forth in such schedule shall be presumed to be correct absent manifest error.

Except as specifically otherwise provided in the Credit Agreement, each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.2 of the Credit Agreement.

$500,000.00 Note 1l-15-12

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

THE ONE GROUP, LLC

By: /s/ Sam Goldfinger

Name: Sam Goldfinger

Title: CFO

ONE 29 PARK MANAGEMENT, LLC

By: /s/ Sam Goldfinger

Name: Sam Goldfinger

Title: CFO

STK-LAS VEGAS, LLC

By: /s/ Sam Goldfinger

Name: Sam Goldfinger

Title: CFO

STK ATLANTA, LLC

By: /s/ Sam Goldfinger

Name: Sam Goldfinger

Title: CFO